UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, members of Hyatt Hotels Corporation’s (the “Company”) senior management team will host an Investor Day on Thursday, May 28, 2026, beginning at 8:30 a.m. Central Standard Time. Interested parties can access a simultaneous webcast of the presentation at www.hyatt.com in the Investor Relations section of the website. For those unable to listen to the live broadcast, an archive of the webcast will be available on the Company’s website. A copy of the slides that will be used in the presentation at the Investor Day are attached as Exhibit 99.1 and incorporated herein by reference. On May 28, 2026, the Company also issued a press release related to the Investor Day presentation, a copy of which is attached as Exhibit 99.2 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 in Item 9.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 28, 2026, the Company announced that its Board of Directors has authorized the repurchase of up to an additional $1.0 billion of the Company’s common stock. These repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan or an accelerated share repurchase transaction, at prices that the Company deems appropriate and subject to market conditions, applicable law and other factors deemed relevant in the Company’s sole discretion. The common stock repurchase authorization applies to the Company’s Class A common stock and/or the Company’s Class B common stock. The common stock repurchase authorization does not obligate the Company to repurchase any dollar amount or number of shares of common stock and the authorization may be suspended or discontinued at any time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Investor Day Slide Presentation, dated May 28, 2026 (furnished pursuant to Item 7.01)

99.2	Hyatt Hotels Corporation Press Release, dated May 28, 2026 (furnished pursuant to Item 7.01)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 28, 2026	By:	/s/ Joan Bottarini
		Name:	Joan Bottarini
		Title:	Executive Vice President, Chief Financial Officer